UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  July 7, 2011 (June 30, 2011)

US DATAWORKS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-15835	84-1290152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

(281) 504-8000

(Registrant’s telephone number,

including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

On June 30, 2011, Hayden D. Watson resigned from his position as a Class II Director and from all of his other positions with US Dataworks, Inc. (the “Company”), including his committee memberships. On July 7, 2011, the Board of Directors (the “Board”) of US Dataworks, Inc. (the “Company”) accepted Mr. Watson’s resignation effective as of June 30, 2011.  Following its acceptance of Mr. Watson’s resignation, effective as of June 30, 2011, the Board eliminated one of the vacancies created by Mr. Watson’s resignation by decreasing the number of Class II Directors from (3) to two (2), thereby reducing the number of directors constituting the full Board from eight (8) to seven (7).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 7, 2011

US DATAWORKS, INC.

By:	/s/ Charles E. Ramey
Charles E. Ramey Chief Executive Officer